Earnings Per Common Share Earnings Per Common Share (Tables)	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Schedule of Earnings Per Share, Basic and Diluted
Diluted EPS is calculated by dividing net income attributable to common shareholders of Hydro One by the weighted-average number of common shares outstanding adjusted for the effects of potentially dilutive stock-based compensation plans, including the share grant plans and the LTIP, which are calculated using the treasury stock method.

Year ended December 31	2020	2019

Net income attributable to common shareholders (millions of dollars)	1,770	778

Weighted-average number of shares
Basic	597,421,127	596,437,577
Effect of dilutive stock-based compensation plans	2,497,161	2,410,860
Diluted	599,918,288	598,848,437

EPS
Basic	$2.96	$1.30
Diluted	$2.95	$1.30